LIFETIME ACHIEVEMENT FUND, INC.

Statement of Additional Information (“SAI”) Supplement to SAI Dated April 30, 2007

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

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The SAI is being supplemented to reflect a change in the Board of Directors of the Lifetime Achievement Fund, Inc. (the “Fund”).  Effective July 19, 2007, Leland A. Rohlfs resigned as a Director of the Fund.  All references to Leland A. Rohlfs in the Fund’s SAI are removed.

The date of this SAI Supplement is July 27, 2007.

Please keep this SAI Supplement with your records.